Exhibit 99.2

AMERICANWEST BANCORPORATION

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, C. Tim Cassels, the Acting Chief Financial Officer of AmericanWest Bancorporation (the “Corporation”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Form 10-Q of the Corporation for the quarterly period ended March 31, 2003 (the “Form 10-Q”), fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: May 12, 2003

By:	/s/ C. TIM CASSELS
C. Tim Cassels Vice President and Chief Financial Officer